Exhibit 21.1

Subsidiary Name	Place of Organization
Direct Subsidiary of John Hancock Financial Services, Inc.
John Hancock Life Insurance Company	MA
John Hancock Insurance Company of Vermont	VT
Long Term Care Partners LLC	DE
John Hancock International Holdings, Inc.	MA
John Hancock Life Assurance Company, Ltd.	Singapore
John Hancock Life Insurance Corporation	Philippines
John Hancock Life Insurance (Malaysia) Berhad	Malaysia
Britama Credit Sdn Bhd	Malaysia
Britama Properties Sdn Bhd	Malaysia
British American Investments Pte Ltd.	Singapore
The E-Software House Sdn Bhd	Malaysia
John Hancock Nominees (Tempetan) Sdn Bhd	Malaysia
John Hancock International (Southeast Asia) Private Ltd.	Singapore
John Hancock Canadian Capital Limited	Canada
John Hancock Canadian Corporation	Canada
John Hancock Canadian Holdings Limited	Canada
Dutch Village Investments Limited	Canada
John Hancock International, Inc.	MA
John Hancock TianAn Life Insurance Company	Shanghai, China
AIMV, LLC	DE
Baystate Investments, LLC	DE

Indirect Subsidiaries of John Hancock Financial Services, Inc.
Brazilian Power Development, LLC	DE
Comox Timber Ltd.	Prince Edward Island, Canada
Hancock Farmland Australia Rural Management Company Pty Limited (FARM)	New South Wales, Australia
Hancock Agriculture FARM Pty Ltd (FARM II)	New South Wales, Australia
Hancock Agriculture FARM Trust (FARM Trust)	New South Wales, Australia
Hancock Agriculture FARM LLC (FARM I)	Queensland, Australia
Frigate, LLC	DE
Hancock Victorian Plantations Holdings Pty Ltd.	Australia
Hancock Victorian Plantations Pty Ltd.	Australia
HBHC LLC	DE
Horseshoe Bend Hydroelectric Company	ID
Equinox Financial Group Inc.	Canada
EIS Insurance Services, Inc.	Canada
2733854 Canada Ltd.	Canada
The Maritime Life Assurance Company	Canada
Churchill Office Park Limited	Canada
CIFAS Investment Corporation	Canada
Eclipse Claim Services Inc.	Ontario, Canada
Financial Life Assurance Company of Canada	Canada
Landex Properties Ltd.	British Columbia, Canada
P.V.S. Preferred Vision Services Inc.	Canada
John Hancock Employees’ Securities Company, LLC	DE
John Hancock Employees’ Securities Company II, LLC	DE

John Hancock Employees’ Securities Company III, LLC	DE
John Hancock International Services, S.A.	Belgium
John Hancock Receivables, Inc.	MA
John Hancock Servicos Internationais S/C Limitada	Brazil
John Hancock Subsidiaries LLC	DE
The Berkeley Financial Group LLC	DE
John Hancock Advisers LLC	DE
John Hancock Advisers International, Ltd.	United Kingdom
John Hancock Funds LLC	DE
John Hancock Advisers International, (Ireland) Ltd.	Ireland
Patriot Group, Inc.	MA
Patriot Advisers, Inc.	MA
Patriot Distributors, Inc.	MA
Transamerica Fund Management Company	DE
Transamerica Fund Distributors, Inc.	MD
NM Capital Management, Inc.	NM
Sovereign Asset Management Corporation	DE
Essex Corporation d/b/a Essex Corporation of Connecticut,
Essex Corporation (NY), Essex Financial Services,
Essex Financial Services, Inc., Essex Insurance Agency, Inc.,
Essex Insurance Services, Essex Insurance Services, Inc., First Annuity Corporation	NY
Essex Brokerage Services, Inc.	OH
Essex Holding Company, Inc.	NY
American Annuity Agency of Texas, Inc. d/b/a NBC Insurance Services	TX
Ameritex Insurance Services, Inc. d/b/a Ameritex Investment Services, Inc.	TX
Annuity Agency of Connecticut, Inc. d/b/a BNY Insurance Agency, Inc.	CT
Annuity Agency of New Jersey, Inc. d/b/a BNY Insurance Agency	NJ
Annuity Agency of New York, Inc. d/b/a BNY Insurance Agency	NY
Constellation Financial Services, Inc. d/b/a CCF	NJ
Cork Agency of Pennsylvania, Inc. d/b/a Midlantic Investment Services	PA
Essex Agency, Inc. d/b/a Essex Agency of New York	NY
Essex Agency of California	CA
Essex Agency of Ohio, Inc.	OH
Essex Agency of Texas, Inc.	TX
Essex Corporation of Illinois	IL
Essex National Insurance Agency, Inc.	MA
Essex Resources, Inc.	NY
Evergreen Agency, Inc. d/b/a Main Line Investment Services	PA
FSB Investment Services Corporation	NY
The Investment Center Agency, Inc.	OH
Loyal Financial Services, Inc. d/b/a Essex Agency of New Jersey,
Loyal Financial Services of Pennsylvania, CCM Financial Services	NJ
Marquette Insurance Agency, Inc. (f/k/a Commerce Insurance Services, Inc.)	IL
Metro Agency, Inc.	NY
New Amsterdam Insurance Agency, Inc.	NY
Newpoint Insurance Agency, Inc.	OH
Performance Annuity Insurance Agency	CA
Provident Insurance Center, Inc.	MD
Riverside Agency, Inc.	NY
San Jacinto Insurance Agency, Inc.	TX
SNB Annuity Brokerage, Inc. d/b/a Correspondent Insurance Agency of New York	NY
UNB Financial Services, Inc. d/b/a HTI Agency	NJ
Essex National Insurance Agency, Inc. d/b/a Essex of the Pacific Insurance Agency	NY
Essex National Securities, Inc. d/b/a ENSI	NY
Fusion Clearing, Inc.	NY
First Signature Bank & Trust Company	NH

Hancock Mezzanine Advisors, LLC	DE
Hancock Mezzanine Investments, LLC	DE
Hancock Mezzanine Investments II, LLC	DE
Hancock Mezzanine Investments III, LLC	DE
Hancock Mezzanine Partners, L.P.	DE
Hancock Mezzanine Partners II, L.P.	DE
Hancock Mezzanine Partners III, L.P.	DE
HMI Inc.	DE
HMA Special Opportunities LLC	DE
SFG HCK Timber Partnership, L.P.	DE
Hancock New Forests Fund I (USA) L.P.	DE
Hancock New Forests Fund Australia Pty Ltd	DE
Hancock Natural Resource Group, Inc.	DE
Hancock Forest Management, Inc.	DE
Cahaba Forests, LLC	DE
ForesTree Australia I, LLC	DE
Hancock Victorian Plantations Australia I Pty Ltd.	Australia
ForesTree Australia II, LLC	DE
Hancock Victorian Plantations Australia II Pty Ltd.	Australia
Great Eastern Timber Company LLC	DE
Hancock Natural Resource Group Australia Pty Limited	Australia
High Street Timber Partners, LLC	DE
John Hancock Timber Resource Corporation	DE
ForesTree A Limited Partnership	MA
ForesTree B Limited Partnership	MA
ForesTree 96 Limited Partnership	MA
ForesTree Washington Limited Partnership	MA
ForesTree VI L.P.	DE
Knightwood Holdings 1 LLC	DE
Knightwood Holdings 2 LLC	DE
Knightwood Holdings 3 LLC	DE
Knightwood Holdings 4 LLC	DE
Knightwood Holdings 5 LLC	DE
Knightwood Holdings 6 LLC	DE
Wilson River, LLC	OR
Hancock Realty Investors Incorporated	DE
Hancock Venture Partners, Inc.	DE
Back Bay Partners II, L.P.	DE
HarbourVest Partners II, L.P.	DE
Back Bay Partners III, L.P.	DE
Evergreen III Limited Partnership	DE
Back Bay Partners IV L.P.	DE
Mayflower Fund Limited Partnership	DE
Back Bay Partners V L.P.	DE
HarbourVest Partners III, L.P.	DE
Back Bay Partners VI L.P.	DE
Falcon Ventures L.P.	DE
Back Bay Partners VII L.P.	DE
Massraf Faisal Al-Islami (Jersey) Ventures Limited Fund L.P.	DE
Back Bay Partners VIII L.P.	DE
Harbour Vest International Private Equity Partners L.P.	DE
Back Bay Partners X L.P.	DE
Axis Mundi Fund L.P.	DE
Back Bay Partners XI L.P.	DE
Harbor Vest Partners IV—Partnership Fund L.P.	DE

Back Bay Partners XII L.P.	DE
Harbor Vest Partners IV—Direct Fund L.P.	DE
Back Bay Partners XIII L.P.	DE
Falcon Ventures II L.P.	DE
Back Bay Partners XVII L.P.	DE
H.P. Russia L.P.	DE
HVP-Russia, Inc.	DE
HVP Special Purpose Sub I, Inc.	DE
HVP Special Purpose Sub II, Inc.	DE
John Hancock Capital Growth Management, Inc.	DE
Independence Investment LLC	DE
Independence Fixed Income LLC	DE
Independence Investment Funding Corp.	DE
Independence Investment Capital LLC	DE
Independence Investment Research Portfolio L.P.	DE
Independence Investment Capital II LLC	DE
Independence Investment Long/Short Fund L.P.	DE
Independence Investment Capital III LLC	DE
Independence Investment Health Care Sector Portfolio L.P.	DE
Independence Investment Capital IV LLC	DE
Independence Investment International Equity Focus Fund, L.P.	DE
Independence Investment Capital V LLC	DE
Independence Investment Consumer Sector Portfolio, L.P.	DE
JH Networking Insurance Agency, Inc.	MA
Networking, Inc.	TN
John Hancock Assignment Company	DE
John Hancock Capital Corporation	DE
John Hancock Energy Resources Management Inc.	DE
EIF Equity Holdings LLC	DE
John Hancock HealthPlans, Inc.	MA
Dikewood Computer Corp.	NM
H.D. Management Corporation	GA
Ameriplan Health Systems, Inc.	GA
Ameriplan Health Services, Ltd.	GA
Ameriplan of Georgia, Inc.	GA
John Hancock Leasing Corporation	DE
JHFS One Corp.	MA
JHLC Two Corp.	NY
John Hancock Property and Casualty Holding Company	DE
Signature Management Company, LTD	Bermuda
John Hancock Management Company	DE
John Hancock Reassurance Company, Ltd.	Bermuda
John Hancock Real Estate Finance, Inc.	DE
John Hancock Realty Advisors, Inc.	DE
John Hancock Corporate Tax Credit Fund I Limited Partnership	MA
John Hancock Corporate Tax Credit Fund II, LLC	MA
John Hancock Corporate Tax Credit Fund III Limited Partnership	MA
John Hancock Corporate Tax Credit Fund IV, LLC	MA
John Hancock Corporate Tax Credit Fund V, LLC	MA
John Hancock Realty Management Inc.	DE
John Hancock Corporate Tax Credit Fund VI, LP	MA
John Hancock Corporate Tax Credit Fund VII, LP	MA
John Hancock Corporate Tax Credit Fund VIII, LP	MA
John Hancock Realty Services Corp.	DE
John Hancock Realty Equities, Inc.	DE
John Hancock Income Fund II Assignor, Inc.	DE

John Hancock Income Fund III Assignor, Inc.	DE
John Hancock Realty Funding, Inc.	DE
John Hancock Signature Services, Inc.	DE
Signator Financial Network, Inc.	MA
Signator Insurance Agency, Inc.	MA
Signator Insurance Agency of Ohio, Inc.	OH
Signator Insurance Agency of Nevada, Inc.	NV
Signator Insurance Agency of Alabama, Inc.	AL
Signator Insurance Agency of Oklahoma, Inc.	OK
Signator Insurance Agency of Texas, Inc.	TX
Signator Investors, Inc.	DE
Hancock Partners Insurance Agency, Inc.	MA
John Hancock Variable Life Insurance Company	MA
Investors Partner Life Insurance Company	DE
LR Company, LLC	DE
LVI, LLC	DE
P.T. Asuransi Jiwa John Hancock Indonesia	Indonesia
P.T. Indras Insan Jaya Utama	Indonesia
PTPC Investor LLC	DE
Redwood Holdings Company, LLC	DE
Redwood, LLC	DE
2660 Woodley Road Joint Venture	DC
Signature Funding Company LLC	DE
Signature Fruit Company, LLC	DE
Woodley Road Associates, Inc.	DE

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